Exhibit 99.1

athenahealth, Inc. Reports Second Quarter 2008 Results

  35% Revenue Growth, Compared to Same Quarter Last Year
  Non-GAAP Adjusted Quarterly Net Income of $3.9 Million or $0.11 Per Share
  17% Adjusted EBITDA Margin, Compared to 11% in Same Quarter Last Year

WATERTOWN, Mass.--(BUSINESS WIRE)--athenahealth, Inc. (Nasdaq: ATHN), a leading provider of internet-based business services for physician practices, today announced financial results for the second quarter of 2008. The Company will conduct a conference call on Tuesday, August 5, 2008, at 8:30 a.m. Eastern Time to discuss its financial results.

Total revenue for the three months ended June 30, 2008 was $33.0 million, compared to $24.5 million for the same period last year, an increase of 35%.

"Our second quarter 2008 financial results reflect outstanding performance by our operations team to implement a high volume of new business while also executing several critically important initiatives in the quarter," said Jonathan Bush, Chairman and Chief Executive Officer of athenahealth. “In particular, our operations team launched our new operations center in Maine, handled the conversion of all clients on our national network to the new National Provider Identifier format and increased our automation rates for key payer transactions.”

For the three months ended June 30, 2008, the Company's Non-GAAP Adjusted EBITDA of $5.5 million was 17% of revenue, compared to a Non-GAAP Adjusted EBITDA of $2.7 million for the same period last year. Non-GAAP Adjusted Net Income in the quarter was $3.9 million, compared to a Non-GAAP Adjusted Net Income of $0.5 million in the same period last year. GAAP net income for the quarter was $2.8 million, compared to a GAAP Net Loss of $3.4 million in the same period last year.

"In the second quarter we saw rapid growth matched by outstanding operational performance,” said Carl Byers, Chief Financial Officer. “We were pleased to see the inherent operating leverage of our business drive sequential margin expansion even as we increased our growth-related investments.”

Key metrics and milestones in the second quarter of 2008 included the following:

  $885 million in cash collections posted to client accounts in the second quarter of 2008, compared to $666 million in the same quarter of 2007
  10,356 active physicians live in the second quarter of 2008, compared to 8,136 in the same quarter of last year
  13,554 active medical providers live in second quarter of 2008, compared to 10,515 in the same quarter of last year
  In the second quarter of 2008 there were 498 active medical providers leveraging athenaClinicalsSM, of which 365 were physicians

As of June 30, 2008, the Company had cash and short-term investments of $74.0 million and short- and long-term debt of $2.3 million.

A reconciliation of the Company's financial results determined in accordance with United States generally accepted accounting principles (GAAP) to certain non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading "Explanation of Non-GAAP Financial Measures."

Conference Call Information

To participate in athenahealth’s live conference call and webcast, dial 877-604-9668 or 719-325-4896 (international), and use confirmation code: 7624224. A live webcast and replay will also be available shortly after the call is completed on the Company's investor web site: http://investors.athenahealth.com/events.cfm. A replay of the conference call will be available by calling 888-203-1112 or 719-457-0820 (international), pass code 7624224.

About athenahealth

athenahealth is a leading provider of internet-based business services for physician practices. The Company's service offerings are based on proprietary web-native practice management and electronic medical record (EMR) software, a continuously updated payer knowledge-base and integrated back-office service operations. For more information visit www.athenahealth.com or call 888-652-8200.

Explanation of Non-GAAP Financial Measures

athenahealth management believes that in order to properly understand the Company's short-term and long-term financial trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures in accordance with GAAP (Generally Accepted Accounting Principles). These items result from facts and circumstances that vary in frequency and/or impact on continuing operations. In addition, management uses results of operations before such items to evaluate the operational performance of the company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP. In addition to the description provided below, reconciliation of GAAP to non-GAAP results is provided in the financial statement tables included in this press release.

In this press release, the Company has reported a non-GAAP financial measure it refers to as "adjusted EBITDA," which the Company defines as GAAP net income (loss) before provision for income taxes, net interest (income) expense, other (income) expense, depreciation and amortization and stock-based compensation expense . The Company has also reported in this press release a non-GAAP financial measure it refers to as "adjusted net income (loss)," which the Company defines as GAAP net income (loss) before other expense and stock-based compensation expense. The Company reports a non-GAAP financial measure it refers to as "adjusted gross margin" which the Company defines as total revenue less direct operating expense plus stock-based compensation expense allocated to direct operating expense divided by total revenue. These non-GAAP financial measures, as the Company defines them, may not be similar to non-GAAP measures used by other companies.

Management believes that "adjusted EBITDA", "adjusted gross margin" and "adjusted net income (loss)" provide useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in costs associated with capital investments, net income from interest on the Company's cash and marketable securities, stock-based compensation expense and similar expense which are not directly attributable to the underlying performance of the Company's business operations. Management uses "adjusted EBITDA", "adjusted gross margin" and "adjusted net income (loss)" in evaluating the overall performance of the Company's business operations and believes this performance measure provides useful information to investors.

With respect to stock-based compensation expense, the Company advises investors that it adopted FASB Statement No. 123R, Share-Based Payments (“FAS 123R”), effective January 1, 2006, which requires that share-based payments, including employee stock options, be measured at their fair value and recorded as compensation expense in the Company's financial statements. Prior to the adoption of FAS 123R, the Company was required to record stock-based compensation expense using the awards' intrinsic value which generally resulted in no compensation expense being recorded in the financial statements. In accordance with the modified prospective method the Company used to adopt FAS 123R, the Company's financial statements for prior periods have not been restated to reflect, and do not include, changes in the method to expense share-based payments, including employee stock options, at their fair values.

Though management finds "adjusted EBITDA", "adjusted gross margin" and "adjusted net income (loss)" useful for evaluating aspects of the Company's business, its reliance on these measures is limited because excluded items can have a material effect on the Company's earnings (or losses) calculated in accordance with GAAP. Therefore, management uses "adjusted EBITDA", "adjusted gross margin" and "adjusted net income (loss)" in conjunction with GAAP earnings (loss) in evaluating the overall performance of the Company's business operations. The Company believes that "adjusted EBITDA", "adjusted gross margin" and "adjusted net income (loss)" provide investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP, it may provide greater insight into the Company's financial results. Management does not intend the presentation of this non-GAAP financial measure to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP financial measures should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.

Forward-Looking Statements

This press release contains forward-looking statements which are made pursuant to the safe harbor provisions of Private Securities Litigation Reform Act of 1995, including statements regarding expectations for future financial performance, expected growth and business outlook, and the benefits of the Company's service offerings. The forward-looking statements in this release do not constitute guarantees of future performance. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our history of operating losses and fluctuating operating results; our variable sales and implementation sales cycles, which may result in fluctuations in our quarterly results; risk associated with our expectations regarding the timing and likelihood of achieving profitability; the highly competitive industry in which we operate and the relative immaturity of the market for our service offerings; the risk that our services offerings will not operate in the manner that we expect, including interruptions in service or errors or omissions that may occur in our rules engine and databases; and the evolving and complex government regulatory compliance environment in which we and our clients operate. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. athenahealth, Inc. undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by athenahealth, Inc., see the disclosure contained in our public filings with the Securities and Exchange Commission, available on its investor relations website at http://www.athenahealth.com and on the SEC's website at http://www.sec.gov.

athenahealth, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except per share amounts)

	June	December
	30, 2008	31, 2007
Assets
Current assets:
Cash and cash equivalents	$24,602	$71,891
Short-term investments	49,447	-
Accounts receivable, net of allowance of $1,018 and $775 at June 30, 2008 and December 31, 2007, respectively	17,406	14,155
Prepaid expenses and other current assets	2,257	2,643
Total current assets	93,712	88,689
Property and equipment - net	18,682	11,298
Restricted cash	1,713	1,713
Software development costs - net	1,617	1,851
Other assets	327	85
Total assets	$116,051	$103,636

Liabilities & Stockholders' Equity
Current liabilities:
Current portion of long-term debt	$852	$463
Accounts payable	1,042	1,048
Accrued compensation expenses	9,617	6,451
Accrued expenses	4,297	3,725
Deferred revenue	5,115	4,243
Current portion of deferred rent	1,145	1,029
Total current liabilities	22,068	16,959
Deferred rent, net of current portion	9,220	10,223
Long-term debt, net of current portion	1,489	935
Total liabilities	32,777	28,117

Stockholders' equity:

Preferred stock, $0.01 par value: 5,000 shares authorized; no shares issued or outstanding at June 30, 2008 and December 31, 2007	-	-
Common stock, $0.01 par value; 125,000 shares authorized; 33,980 shares issued, and 32,702 shares outstanding at June 30, 2008; 33,613 shares issued, and 32,335 shares outstanding at December 31, 2007	340	336
Additional paid-in capital	148,089	144,994
Treasury stock, at cost, 1,278 shares	(1,200)	(1,200)
Accumulated other comprehensive income	120	72
Accumulated deficit	(64,075)	(68,683)
Total stockholders' equity	83,274	75,519
Total liabilities and stockholders' equity	$116,051	$103,636

athenahealth, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Revenue:
Business services	$31,190	$22,778	$59,079	$43,268
Implementation and other	1,783	1,715	3,649	3,172
Total revenue	32,973	24,493	62,728	46,440

Expense:
Direct operating	14,076	11,361	26,863	22,168
Selling and marketing	5,364	3,984	10,033	8,314
Research and development	2,596	1,780	4,942	3,599
General and administrative	6,580	4,988	13,785	9,571
Depreciation and amortization	1,589	1,484	3,030	3,048
Total expense	30,205	23,597	58,653	46,700

Operating income (loss)	2,768	896	4,075	(260)

Other income (expense):
Interest income	396	97	1,105	214
Interest expense	(105)	(851)	(128)	(1,622)
Other income (expense)	31	(3,556)	49	(4,416)
Total other income (expense)	322	(4,310)	1,026	(5,824)

Income (loss) before income taxes	3,090	(3,414)	5,101	(6,084)
Income tax provision	(311)	-	(493)	-

Net income (loss)	$2,779	$(3,414)	$4,608	$(6,084)

Net income (loss) per share - Basic	$0.09	$(0.68)	$0.14	$(1.23)

Net income (loss) per share - Diluted	$0.08	$(0.68)	$0.13	$(1.23)

Weighted average shares used in computing net income (loss) per share
Basic	32,485	5,026	32,414	4,934
Diluted	34,730	5,026	34,758	4,934

Set forth below is a breakout of stock-based compensation expense for the three and six months ended June 30, 2008 and 2007:

(unaudited, in thousands)	Three months ended		Six months ended
	June 30,		June 30,
	2008	2007	2008	2007

Stock-based compensation charged to:
Direct operating	$195	$50	$292	$93
Selling and marketing	339	46	648	81
Research and development	197	63	500	99
General and administrative	411	166	961	331
Total	$1,142	$325	$2,401	$604
Set forth below is a reconciliation of our “adjusted EBITDA” to our net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP.

(unaudited, in thousands)	Three months ended		Six months ended
	June 30,		June 30,
	2008	2007	2008	2007
Revenue	$32,973	$24,493	$62,728	$46,440

Net income (loss)	2,779	(3,414)	4,608	(6,084)
Provision for income taxes	311	-	493	-
Interest (income) expense, net	(291)	754	(977)	1,408
Other (income) expense	(31)	3,556	(49)	4,416
Depreciation and amortization	1,589	1,484	3,030	3,048
Stock-based compensation expense	1,142	325	2,401	604

Adjusted EBITDA	$5,499	$2,705	$9,506	$3,392

Adjusted EBITDA margin	16.7%	11.0%	15.2%	7.3%

Set forth below is a reconciliation of our “adjusted net income (loss)” to our net income, the most directly comparable financial measure calculated and presented in accordance with GAAP.

(unaudited, in thousands except per share amounts)
	Three months ended		Six months ended
	June 30,		June 30,
	2008	2007	2008	2007
Net income (loss)	$2,779	$(3,414)	$4,608	$(6,084)
Other (income) expense	(31)	3,556	(49)	4,416
Stock-based compensation expense	1,142	325	2,401	604

Adjusted net income (loss)	$3,890	$467	$6,960	$(1,064)

Weighted average shares - diluted	34,730	5,026	34,758	4,934

Adjusted net income (loss) per share - diluted	$0.11	$0.09	$0.20	$(0.22)
Set forth below is a presentation of our “adjusted gross margin”:

(unaudited, in thousands)	Three months ended		Six months ended
	June 30,		June 30,
	2008	2007	2008	2007
Total revenue	$32,973	$24,493	$62,728	$46,440
Direct operating expense	14,076	11,361	26,863	22,168
Total revenue less direct operating expense	18,897	13,132	35,865	24,272
Stock-based compensation expense allocated to direct operating expense	195	50	292	93

Adjusted gross profit	$19,092	$13,182	$36,157	$24,365

Adjusted gross margin	57.9%	53.8%	57.6%	52.5%

CONTACT:
athenahealth, Inc.
John Hallock (Media), 617-402-1428
Director, Corporate Communications
media@athenahealth.com
or
Carl Byers (Investors), 617-402-1113
Chief Financial Officer
investorrelations@athenahealth.com